UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009
Adviser:
FIRST MANHATTAN CO.
437 Madison Avenue
New York, NY 10022
Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456
Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456
Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20036
This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC’s website on Form N-PX at http://www.sec.gov.
FMC STRATEGIC
VALUE FUND

Ticker Symbol: FMSVX
Semi-Annual Report
April 30, 2011
(Unaudited)
Advised By:
FIRST MANHATTAN CO.

FMC-SA-001-1000

Manager’s Discussion of Fund Performance
Dear Shareholders:
The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the period indicated:

Six Months Ended April 30, 2011
FMC Strategic Value Fund	+25.51%
Russell 2000 Value Index	+20.31%
We are pleased with our performance for the first six months of the fiscal year as reflected above. Our performance also compares favorably with the S&P 500 Index which rose by 16.4% during the same time period. We also note that notwithstanding the high level of market volatility in recent years, the total value of an original investment in the Fund was at a record level at April 2011 month end.
On balance, our appreciation in the six month period was broad-based across the portfolio. Only one holding, Tekelec, a provider of signaling equipment to the telecom industry, declined in price. Well above-average gains were realized by our energy holdings; Approach Resources, Range Resources, C. E. Franklin and Hercules Offshore. Others included Allegheny Technologies, Huntsman, Mettler Toledo and Polycom. We took advantage of the strength to take some profits in Approach and Polycom. Subsequent to our sale, Approach declined by 30% and we repurchased the shares we sold. In our 2010 Annual Report letter, we commented on realizing a tax loss on our position in Harsco that proved premature and repurchasing the shares after 31 days; the move proved fortuitous because it helped to minimize capital gains in fiscal 2010 and the stock has since rebounded by 50%. In most reporting periods we have been fortunate to have had at least one of our holdings acquired for a decent premium. There are no such transactions to report this period.
At this juncture many observers are surprised at the overall market strength. The initial bounce from the first quarter 2009 market bottom can be attributed in part to a leveling of the extreme fear that was prevalent in concert with an economy that for the most part found a bottom. Toward the latter part of 2009, many sectors of the economy, led by technology and industrial manufacturing, started to show some strength and when aided by aggressive cost cutting measures instituted during the recession, earnings started to rebound. Not surprisingly, given the leverage off the bottom, such earnings largely exceeded analysts’ expectations.
Investing is a cycle that can be depicted by the graph below:

In our opinion, over the past five years we have completed a cycle, and are back to somewhere between Hope & Greed, that is, investors now hope that stocks will retreat so that they can buy them at lower prices; this is a long way from most of 2009 when Fear was rampant and investors were hoping that stocks would go back up so that they could sell. Remember the timely words of Warren Buffett which we quoted in our 2008 Annual Report letter: “ . . .be fearful when others are greedy and be greedy when others are fearful.”
We are not trying to make a call on the overall market since as value investors we focus on individual company fundamentals in making our investing decisions. We point out, however, that we have not established any new positions over the past six months primarily because valuations are not compelling. We have selectively added to a few holdings and are content with our 8% cash position.
In the face of the spike in gasoline and other commodity prices, the debt crisis in Europe, political and social upheaval in the Middle East, dire budget issues facing municipalities and a mixture of other domestic economic issues including renewed weakness in housing, perhaps a pause is in order after the surge over the past six months. And perhaps we are seeing it with the market in retreat this month (May, 2011). Nevertheless, on a long-term basis, we think the valuation of our current portfolio is poised for further long-term appreciation.
We appreciate your continued confidence.
Sincerely,
Edward I. Lefferman
Portfolio Manager
The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment
in the FMC Strategic Value Fund versus the Russell 2000 Value Index
AVERAGE ANNUAL TOTAL RETURN(1)
FOR THE PERIODS ENDED APRIL 30, 2011

Six Month	1 Year	3 Year	5 Year	10 Year
Return	Return	Return	Return	Return
25.51%	22.85%	6.53%	6.05%	11.37%

(1)	The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2011	(Unaudited)

		Value
	Shares	(000)

Common Stock (92.3%)
Automotive (11.3%)
Drew Industries	350,000	$8,425
Federal-Mogul*	463,000	12,269
Spartan Motors	825,000	5,577

		26,271

Chemicals (4.3%)
Hunstman	480,000	10,008

Basic Industry (6.0%)
Harsco	185,000	6,586
Mueller Industries	190,000	7,433

		14,019

Energy (17.2%)
Approach Resources*	426,160	12,546
CE Franklin Ltd.*	817,700	8,005
Hercules Offshore*	50,000	314
Petroplus Holdings*(1)	136,500	2,043
Range Resources	190,000	10,726
Weatherford International Ltd.*	300,000	6,474

		40,108

Financial Services (4.0%)
American Safety Insurance Holdings Ltd.*	250,000	5,090
Old Republic International	335,000	4,244

		9,334

Food (2.2%)
Agrium	58,000	5,245

Industrial/Manufacturing (8.5%)
Actuant, Cl A	67,400	1,871
Allegheny Technologies	90,000	6,480
AZZ	160,000	7,005
Mettler-Toledo International*	24,000	4,497

		19,853

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2011	(Unaudited)

	Shares/Face
	Amount	Value
	(000)	(000)

Miscellaneous Consumer (11.0%)
Dorel Industries, Cl B	128,000	$4,233
Ethan Allen Interiors	63,900	1,540
Jarden	300,000	10,917
Prestige Brands Holdings*	775,000	8,951

		25,641

Paper (1.6%)
Neenah Paper	157,000	3,663

Printing & Publishing (5.1%)
Cenveo*	900,000	5,832
RR Donnelley & Sons	325,000	6,129

		11,961

Real Estate Investment Trust (2.3%)
Mack-Cali Realty	150,000	5,298

Services (7.7%)
American Reprographics*	531,150	4,754
Moody’s	86,300	3,378
United Stationers	135,000	9,728

		17,860

Technology (4.6%)
Polycom*	180,000	10,769

Telecommunications (3.0%)
Frontier Communications	500,000	4,135
Tekelec*	333,000	2,781

		6,916

Transportation Equipment (3.5%)
Commercial Vehicle Group*	470,000	8,112

Total Common Stock (Cost $154,397)		215,058

Corporate Obligations (0.8%)
Cenveo
7.875%, 12/01/13	$1,350	1,330
Mueller Industries
6.000%, 11/01/14	425	424

Total Corporate Obligations (Cost $1,734)		1,754

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2011	(Unaudited)

		Value
	Shares	(000)

Short-Term Investment (6.9%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(2) (Cost $16,126)	16,125,749	$16,126

Total Investments (100.0%) (Cost $172,257)		$232,938

Percentages are based on Net Assets of $233,064 (000).

*	Non-income producing security.

(1)	Security is traded on a foreign stock exchange.

(2)	The rate shown is the 7-day effective yield as of April 30, 2011.

Cl – Class

Ltd. – Limited
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2011	(Unaudited)

Assets:
Investments at Value (Cost $172,257)	$232,938
Dividend and Interest Receivable	219
Receivable for Capital Shares Sold	174
Other Assets	9

Total Assets	233,340

Liabilities:
Payable to Investment Adviser	187
Payable for Capital Shares Redeemed	33
Payable to Administrator	22
Payable to Trustees and Officers	4
Other Accrued Expenses	30

Total Liabilities	276

Net Assets	$233,064

Net Assets Consist of:
Paid-in Capital	$171,978
Distributions in Excess of Net Investment Income	(47)
Accumulated Net Realized Gain on Investments	452
Net Unrealized Appreciation on Investments	60,681

Net Assets	$233,064

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,783,526	(1)

Net Asset Value, Offering and Redemption Price Per Share	$26.53

(1)	Shares have not been rounded.
The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2011	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $6)	$1,787
Interest Income	72

Total Investment Income	1,859

Expenses:
Investment Advisory Fees	1,053
Administration Fees	123
Trustees’ and Officers’ Fees	7
Transfer Agent Fees	25
Professional Fees	24
Printing Fees	12
Registration and Filing Fees	11
Custodian Fees	4
Other Expenses	11

Total Expenses	1,270

Net Investment Income	589

Net Realized Gain on Investments	1,658
Net Change in Unrealized Appreciation on Investments	45,471

Net Realized and Unrealized Gain on Investments	47,129

Net Increase in Net Assets Resulting From Operations	$47,718

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund
For the Six Month Period Ended April 30, 2011 (Unaudited) and the Year Ended October 31, 2010

	Six Months	Year
	November 1, 2010	November 1, 2009
	to April 30, 2011	to October 31, 2010

Operations:
Net Investment Income	$589	$34
Net Realized Gain on Investments	1,658	3,058
Net Change in Unrealized Appreciation on Investments	45,471	29,856

Net Increase in Net Assets Resulting from Operations	47,718	32,948

Dividends and Distributions:
Net Investment Income	(636)	(118)
Net Realized Gain	(1,019)	—

Total Dividends and Distributions	(1,655)	(118)

Capital Share Transactions:
Issued	5,947	8,900
In Lieu of Dividends and Distributions	1,639	117
Redeemed	(8,636)	(23,446)

Net Decrease in Net Assets Derived from Capital Share Transactions	(1,050)	(14,429)

Total Increase in Net Assets	45,013	18,401

Net Assets:
Beginning of Period	188,051	169,650

End of Period	$233,064	$188,051

Distributions in Excess of Net Investment Income	$(47)	$—

Shares Issues and Redeemed:
Issued	244	444
In Lieu of Dividends and Distributions	71	6
Redeemed	(357)	(1,193)

Net Decrease in Shares Outstanding from Capital Share Transactions	(42)	(743)

Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund
For a Share Outstanding Throughout Each Period
For the Six Month Period Ended April 30, 2011 (Unaudited) and for the Years Ended October 31,

													Ratio
			Realized						Net				of Net
	Net		and						Asset		Net	Ratio	Investment
	Asset		Unrealized		Dividends	Distributions		Total	Value,		Assets,	of	Income
	Value,	Net	Gain	Total	from Net	from Net		Dividends	End		End	Expenses	to	Portfolio
	Beginning	Investment	(Loss) on	from	Investment	Realized	Return of	and	of	Total	of Period	to Average	Average	Turnover
	of Period	Income(2)	Investments	Operations	Income	Gains	Capital	Distributions	Period	Return(3)	(000)	Net Assets	Net Assets	Rate
2011(1)	$21.31	$0.07	$5.34	$5.41	$(0.07)	$(0.12)	$—	$(0.19)	$26.53	25.51%	$233,064	1.21%	0.56%	2%
2010	17.73	—	3.59	3.59	(0.01)	—	—	(0.01)	21.31	20.27	188,051	1.21	0.02	21
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)	(0.05)	17.73	18.84	169,650	1.24	0.04	11
2008	25.15	0.05	(8.75)	(8.70)	(0.07)	(1.40)	—	(1.47)	14.98	(36.30)	165,210	1.18	0.25	30
2007	23.59	0.18	2.80	2.98	(0.19)	(1.23)	—	(1.42)	25.15	12.98	268,658	1.18	0.74	20
2006	20.25	0.14	4.13	4.27	(0.13)	(0.80)	—	(0.93)	23.59	21.71	197,940	1.22	0.64	19

(1)	All ratios for the period have been annualized.

(2)	Per share data was calculated using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2011	(Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2.	Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are valued based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2011, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2011	(Unaudited)
between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at April 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments in securities
Common Stock	$215,058	$—	$—	$215,058
Corporate Obligations	—	1,754	—	1,754
Short-Term Investment	16,126	—	—	16,126

Total	$231,184	$1,754	$—	$232,938

For the six month period ended April 30, 2011, there have been no significant changes to the Fund’s fair valuation methodologies.

For the six month period ended April 30, 2011, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2011, there were no Level 3 securities.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2011	(Unaudited)
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2011, the Fund was allocated CCO fees totaling $3,065.
The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays a brokerage commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2011, the Adviser received $2,160 in brokerage commissions.
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2011	(Unaudited)
average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.
The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.
U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.
5. Investment Advisory Agreement:
The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.30% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion.
6. Investment Transactions:
The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2011, were as follows:

Purchases	$3,942
Sales	4,744
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise.
The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
2010	$83	$35	$—	$118
2009	368	—	199	567
As of October 31, 2010 the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$1,019
Unrealized Appreciation	14,004

Total Distributable Earnings	$15,023

For Federal income tax purposes, capital loss carry-forwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2010, the Fund utilized capital loss carryforwards, in thousands, of $1,940 to offset capital gains.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this new ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2011	(Unaudited)
For Federal income tax purposes, the cost of securities owned at October 31, 2010, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2011, were as follows:

	Aggregate	Aggregate
Federal	Gross	Gross	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Appreciation	Depreciation	Appreciation
$172,257	$78,352	$(17,671)	$60,681
8. Other:
At April 30, 2011, one shareholder of record held 92% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
•	Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/10	04/30/11	Ratios	Period*

Actual Fund Return	$1,000.00	$1,255.10	1.21%	$6.77
Hypothetical 5% Return	1,000.00	1,018.79	1.21	6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Considerations in Re-Approving	FMC Strategic Value Fund
the Advisory Agreement	(Unaudited)
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on November 9-10, 2010, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, investment approach, risk management, best execution policies, and commission rates paid. The representatives also discussed the change in portfolio managers for the FMC Select Fund earlier in the calendar year. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent, and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

Board Considerations in Re-Approving	FMC Strategic Value Fund
the Advisory Agreement	(Unaudited)
The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Investment Performance of the Funds and the Adviser
The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board also compared the Funds’ performance to their benchmark indices and other similar mutual funds over various periods of time. At the meeting, the Adviser representatives provided information regarding and led a discussion of factors affecting the performance of the Fund, outlining current market conditions and summarizing the Adviser’s expectations and strategies for the future. In particular, the Adviser’s representatives noted that during the past year, each Fund had underweighted its portfolio in certain industries that had performed well, thereby negatively affecting each Fund’s performance. The Board noted that although each FMC Fund underperformed its benchmark over recent periods of time, each FMC Fund’s long-term performance was in line with its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser, as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Funds.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Agreement for another year.

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President
Date: 07/08/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Philip T. Masterson Philip T. Masterson, President

Date: 07/08/11

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer, Controller & CFO
Date: 07/08/11

*	Print the name and title of each signing officer under his or her signature.